UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                    September 29, 2004 (September 29, 2004)


                                   GEXA CORP.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                     0-16179                76-0670175
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)          File Number)        Identification No.)


  20 Greenway Plaza, Suite 600, Houston, Texas              77046
    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (713) 470-0400


                                       N/A
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 29, 2004, Gexa Corp. (the "Company") issued a press release announcing the resignation of James Burke, the Company's President and COO, effective September 29, 2004. The press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1 - Press Release



                            [Signature page follows]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date September 29, 2004
                                                    /s/ GEXA CORP.
                                                    -----------------
                                                    Neil M. Leibman
                                                    Chairman and CEO